UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 4, 2023

Star Holdings

(Exact name of registrant as specified in its charter)

Maryland	001-41572	37-6762818
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1114 Avenue of the Americas 39th Floor New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 930-9400

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares of beneficial interest, $0.001 par value	STHO	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01.	Entry into a Material Definitive Agreement

On October 6, 2023, STAR Investment Holdings SPV LLC, a wholly-owned subsidiary of Star Holdings ("STAR SPV"), as borrower, entered into an amendment to its previously-disclosed margin loan agreement, dated March 31, 2023, with Morgan Stanley Bank, N.A., as initial lender. The margin loan is secured by all of the shares of common stock of Safehold Inc. ("Safehold") beneficially owned by Star Holdings. The amendment: (i) reduces the floor price at which the market price of Safe common stock would trigger a mandatory prepayment of outstanding borrowings under the margin loan from $14.00 to $10.00; and (ii) moderately lowers the loan-to-value ratios that would require STAR SPV to post additional collateral with the lender. As of October 5, 2023, the margin loan has an outstanding principal balance of $90.0 million.

On October 4, 2023, Star Holdings, as borrower, entered into an amendment to its previously-disclosed term loan credit agreement, dated March 31, 2023, with Safehold, as lender. The amendment provides that: (i) Star Holdings may access the existing $25 million incremental facility provided under the agreement to replenish funds used by Star SPV on or after October 4, 2023 to make voluntary prepayments under its margin loan discussed above; and (ii) Star Holdings will no longer have the right to pay interest in kind. As of October 4, 2023, the term loan credit agreement had an outstanding principal balance of $115.0 million and no borrowing had been made under the incremental facility.

The descriptions of the margin loan agreement, the term loan credit agreement with Safehold and the amendments thereto do not purport to be complete and are qualified in their entirety by reference to the full text of those agreements, which are included or incorporated by reference as exhibits to this Current Report and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Margin Loan Agreement, dated as of October 6, 2023, among Star Investment Holdings SPV LLC, Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc. and Morgan Stanley & Co. LLC.
10.2	First Amendment to Amended and Restated Credit Agreement, dated as of October 4, 2023, by and between Safehold Inc. and Star Holdings.
10.3	Margin Loan Agreement, dated as of March 31, 2023, by and among Star Investment Holdings SPV LLC, Morgan Stanley Bank, N.A., Morgan Stanley Senior Funding, Inc. and Morgan Stanley & Co. LLC. (Incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed on March 31, 2023.)
10.4	Amended and Restated Credit Agreement, dated as of March 31, 2023, by and between Safehold Inc. and Star Holdings. (Incorporated by reference to Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on May 11, 2023.)
104	Inline XBRL for the cover page of this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 6, 2023

Star Holdings

	By:	/s/ Jay Sugarman
		Name:	Jay Sugarman
		Title:	Chief Executive Officer

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